ThinkEquity Conference

September 2010

interclick

Safe Harbor Statement

Certain statements in this presentation and responses to various questions may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including expectations regarding EBITDA, revenue, gross margins, headcount, operating expenses (including Innovation & Development spending), operating margins, and capital expenditures. Forward-looking statements can be identified by words such as "anticipates," "intends," "plans," "seeks," "believes," "estimates," "expects" and similar references to future periods.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the impact of intense competition, the continuation or worsening of current economic conditions, a potential decrease in corporate advertising spending, a potential decrease in consumer spending and the condition of the domestic and global credit and capital markets.

Further information on interclick's risk factors is contained in its filings with the SEC, including the Form 10-K for the year ended December 31, 2009. Any forward-looking statement made by interclick in this presentation speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

This presentation includes disclosure of EBITDA, a non-GAAP financial measure. inteclick relies on certain non-GAAP financial measures as defined under SEC Regulation G in assessing performance and when planning, forecasting and analyzing future periods. EBITDA is used by our management as an additional measure of our performance for purposes of business decision-making, including developing budgets and managing expenditures. interclick believes that non-GAAP financial measures are useful to investors because they allow for greater transparency with respect to key metrics used by management. EBITDA should be viewed as supplemental to, and not as an alternative for, net income or loss, income or loss from operations or any other measure for determining operating performance or liquidity, as determined under GAAP. A reconciliation of EBITDA to the most directly comparable GAAP measure is available at the end of this presentation.

Who is interclick?

interclick, inc. (NASDAQ: ICLK) is a leading provider of digital advertising technology. Using advanced data valuation techniques, interclick connects brands with highly targeted audiences at scale, amid the hyper-fragmentation online. The Company's innovative Open Segment Manager (OSM) platform organizes and valuates which data points should be combined to construct the most responsive digital audiences for major digital marketers. interclick delivers some of the most innovative and unique campaign executions on the market today.



NASDAQ: ICLK
149 million
unique users, 73% Reach
We have a dedicated data operations team
HQ:NY
1500 Premium publishers
Chicago, LA
Boston, NYC
San Francisco
Dallas & Houston
Top 10
ad network according to ComScore
One of the largest consumers of third party data in the world
Our team of over
one hundred
Includes online veterans and PHD's

Unique users, reach, publisher count, data usage and comScore statistics fluctuate based on business needs and management undertakes no obligation to update this illustration. Read Safe Harbor. Prepared September 2010.

Gaining share in fastest growth area

(Estimated worldwide online advertising market; in billions)

	2008	Y/Y	2009	Y/Y	2010	Y/Y	2011	Y/Y	2012	Y/Y	CAGR
Search	$ 24.9	25%	$ 25.8	4%	$ 28.7	11%	$ 33.1	15%	$ 38.2	15%	11%
Premium	18.8	1%	16.0	-15%	17.4	9%	19.2	10%	20.7	8%	2%
Non-Premium	**4.2**	35%	**4.8**	14%	**6.0**	25%	**7.8**	30%	**9.5**	22%	**23%**
Display	23.0	6%	20.8	-10%	23.4	13%	27.0	15%	30.2	12%	7%
Other	6.6	-7%	6.4	-3%	6.9	8%	7.5	9%	8.3	11%	6%
Total	$ 54.5	12%	$ 53.0	-3%	$ 59.0	11%	$ 67.6	15%	$ 76.7	13%	9%

Source: ThinkEquity - May 2009

Industry leading growth

(Revenue in millions; unaudited)


$140
$120
$100
$80
$60
$40
$20
$-
$11.9
89%
$22.5
146%
$55.3
$90+
$112-$126
2007 PF
2008
2009
2010 G*
2011 AR**

* Company guidance as of August 4, 2010 and which management undertakes no obligation to update.
** Reflects range of published independent sell-side analyst revenue estimates as of August 2010 and does not reflect the company's projection or forecast. (2011: Noble $112 mm, 21st Century $113mm, Merriman $117.7mm, RBC $126mm.) Management disclaims the views of third party analysts and undertakes no obligation to update this illustration.

Outpacing public comparables



2009 revenue growth
interclick
146%
Local.com
47%
ReachLocal
38%
OpenTable
23%
Blue Nile (b)
2%
ValueClick
-7%
Acxiom (a)
-9%
Marchex
-36%
-50%
0%
50%
100%
150%
200%

(a) FYE 3/31/09 – FYE 3/31/10 (b) FYE 1/4/09 – FYE 1/3/10

What is driving our growth?

Innovative and Differentiated Technology

- OSM offers unique functionality unmatched in the marketplace
- 3 major platforms deployed over the past 12 months

Outstanding execution

- Dedication to TQM throughout entire organization
- Generating exceptional client results, improved efficiency, vast growth

Attracting & Retaining Blue-Chip Advertisers

- Focused only on premium advertisers and Fortune 1000 brands
- Approximately two-thirds of revenue from existing customers

Open Segment Manager (OSM)


Ingest any data
Organize the chaos
Identify the right facts
Build the segments
Execute

Third party data partners


purchased-based
psychographic
search
B2B
social media
demographic
socioeconomic
behavioral
in-market
brand affinity
datalogix
Experian
bluekai
MAGNETIC
ACXIOM
RapLeaf
AlmondNet
Polk
bizo
TARGUSinfo
LOTAME
nielsen
exelate

Proven technological innovation


(In millions; unaudited)
Q3 08: 3rd Party Data Integration
Q4 08: 2nd Gen Optimizer
Q2 09: Supply Chain KPIs
Q3 09: 5th Gen Ad Server
Q4 09: OSM Rollout
$30
$25
$20
$15
$10
$5
$0
16,000
12,000
8,000
4,000
0
7,547
8,256
7,984
8,581
7,522
8,379
9,691
12,747
8,867
11,918
$3.6
$4.7
$5.8
$8.5
$8.4
$10.6
$14.4
$21.8
$14.2
$21.7
$23.0
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 G*
Revenue
Impressions

* Company guidance as of August 4, 2010 and which management undertakes no obligation to update.

Summary P&L

$ millions; unaudited	Q1 '08	Q2 '08	Q3 '08	Q4 '08	FY 2008	Q1 '09	Q2 '09	Q3 '09	Q4 '09	FY 2009	Q1 '10	Q2 '10
Revenues	$ 3.6	$ 4.7	$ 5.8	$ 8.5	$ 22.5	$ 8.4	$ 10.6	$ 14.4	$ 21.8	$ 55.3	$ 14.2	$ 21.7
Cost of revenues	2.8	3.5	4.0	5.3	15.6	4.5	5.9	7.1	12.6	30.1	7.8	12.0
Gross Profit	0.7	1.2	1.7	3.2	6.8	3.9	4.8	7.3	9.2	25.2	6.4	9.6
Operating Expenses	3.1	3.5	3.2	3.7	13.4	3.7	5.5	6.6	8.7	24.5	6.7	8.4
Operating income (loss)	(2.3)	(2.3)	(1.4)	(0.5)	(6.6)	0.2	(0.7)	0.7	0.5	0.7	(0.3)	1.2
Other expense	(0.7)	(0.6)	(0.3)	(0.1)	(1.7)	(0.2)	(0.3)	(0.5)	(1.3)	(2.4)	(0.5)	(0.1)
Income tax (expense) benefit	-	-	-	1.7	1.7	-	-	-	2.1	2.1	1.1	(1.2)
Equity in investee's loss	-	(0.2)	(0.4)	-	(0.7)	-	-	-	-	-	-	-
Loss from discontinued operations	(0.7)	(0.8)	(1.6)	(1.7)	(4.8)	(0.0)	-	-	0.0	(0.0)	-	-
Net income (loss)	$ (3.7)	$ (3.9)	$ (3.7)	$ (0.7)	$ (12.0)	$ 0.0	$ (1.0)	$ 0.2	$ 1.4	$ 0.5	$ 0.2	$ (0.1)
Reconciliation of non-GAAP measure:												
Operating income (loss)	$ (2.3)	$ (2.3)	$ (1.4)	$ (0.5)	$ (6.6)	$ 0.2	$ (0.7)	$ 0.7	$ 0.5	$ 0.7	$ (0.3)	$ 1.2
Stock-based compensation	0.5	0.5	0.4	0.5	1.9	0.6	0.8	0.6	1.4	3.4	0.8	1.0
Amortization of intangible assets	0.1	0.1	0.1	0.1	0.4	0.0	0.0	0.0	0.0	0.2	0.0	0.0
Depreciation	0.1	0.0	0.1	0.1	0.2	0.1	0.1	0.1	0.1	0.3	0.1	0.2
EBITDA	$ (1.7)	$ (1.6)	$ (0.8)	$ 0.2	$ (4.0)	$ 0.9	$ 0.2	$ 1.4	$ 2.1	$ 4.6	$ 0.7	$ 2.4

Note: interCLICK spent approximately $1.5mm in 2009 on Innovation & Development and plans to spend approximately $3.5mm in 2010.

Summary balance sheet

$ millions; unaudited	Q1 '08	Q2 '08	Q3 '08	Q4 '08	Q1 '09	Q2 '09	Q3 '09	Q4 '09	Q1 '10	Q2 '10
Cash and equivalents	$ 1.1	$ 0.4	$ 0.6	$ 0.2	$ 0.2	$ 2.8	$ 1.9	$ 12.7	$ 9.3	$ 9.9
Restricted cash, current portion	-	-	-	-	-	-	-	-	0.5	1.0
Accounts receivable, net	2.4	3.4	4.7	7.1	8.4	10.2	14.5	21.6	15.3	21.8
Other current, including deferred taxes	0.1	1.0	0.2	0.7	1.0	1.4	1.5	2.4	5.2	2.3
Total current assets	3.6	4.9	5.5	8.0	9.6	14.4	17.9	36.7	30.3	35.0
Restricted cash, non-current portion	-	-	-	-	-	-	-	-	0.8	0.3
Property and equipment, net	0.6	0.6	0.6	0.6	0.5	0.5	0.5	1.0	1.9	1.8
Goodwill & intangibles	8.8	8.7	8.6	8.5	8.5	8.4	8.4	8.3	8.3	8.3
Other, including deferred taxes and investments	8.4	3.6	1.9	1.9	1.9	0.9	0.9	3.5	0.5	3.1
Total assets	$ 21.4	$ 17.8	$ 16.7	$ 19.0	$ 20.5	$ 24.3	$ 27.7	$ 49.5	$ 41.7	$ 48.5
Accounts payable	$ 2.4	$ 2.7	$ 3.9	$ 5.3	$ 5.1	$ 6.4	$ 7.5	$ 10.9	$ 7.3	$ 10.5
Accrued expenses	1.1	1.6	0.6	0.3	0.6	0.6	1.7	3.2	1.9	2.5
Credit facility payable	-	-	-	3.2	4.0	5.2	5.6	5.3	1.2	2.8
Other current liabilities	4.7	1.8	2.5	0.7	1.0	0.6	0.4	0.8	0.4	0.5
Total current liabilities	8.2	6.1	7.1	9.5	10.7	12.7	15.2	20.1	10.8	16.2
Other liabilties	0.8	0.0	0.0	0.1	0.1	0.1	0.1	0.4	0.9	1.2
Total liabilities	9.0	6.1	7.1	9.6	10.8	12.8	15.3	20.5	11.6	17.4
Stockholders' equity	12.4	11.7	9.6	9.5	9.7	11.5	12.4	28.9	30.1	31.1
Total liabilities and stockholders' equity	$ 21.4	$ 17.8	$ 16.7	$ 19.0	$ 20.5	$ 24.3	$ 27.7	$ 49.5	$ 41.7	$ 48.5

Leadership team

Michael Mathews, CEO
- Chief Executive Officer and Director since September 2007
- AGENCY.COM (President), CKS Group, and BBDO Worldwide

Michael Katz, President & Founder
- Founded interCLICK in 2004, Director since September 2007
- Accenture (Analyst) and ZEFER (Associate)

Roger Clark, Chief Financial Officer
- 15 years of corporate and operational finance leadership at IAC
- Ernst & Young (CPA)

Andrew Katz, Chief Technology Officer
- Served as CTO since inception
- mStyle (Co-Founder); Jenzabar

Jason Lynn, Chief Strategy Officer
- Vice President of Product Management since July 2008
- Intel, Yahoo!/Right Media and TACODA Systems (Lead Product Manager)

Dave Myers, Executive Vice President, Operations
- 14-years operational experience including Yahoo!/Right Media & Microsoft
- Captain- United States Air Force

Thank You

interclick